EXHIBIT 99.3
Adams Takes First Steps into Rx Market Ken Miller Executive Director, Marketing April 4th, 2007

Safe Harbor This presentation contains certain "forward-looking" statements. These statements are based on the current estimates and assumptions of the management of Adams Respiratory Therapeutics, Inc. ("Adams") as of the date of this presentation and are subject to uncertainty and changes in circumstances. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Actual results may vary materially from the expectations contained in this presentation. When used in this presentation, the words "may", "will", "should", "could", "would", "plan", "anticipate", "believe", "estimate", "intend", "project", "potential", and "expect" and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause the actual results of Adams to be materially different from those reflected in such forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others: the FDA's denial of Adams' NDA for the combination codeine prescription product; the introduction of a generic equivalent to the combination codeine prescription product; Adams' ability to successfully commercialize the combination codeine prescription product; Adams' ability to leverage the Mucinex brand name and marketing efforts to expand professional endorsement of the combination codeine prescription product; Adams' ability to achieve projected market share and sales of the combination codeine prescription product; the severity of the cough and cold season; the competitive position of the prescription product as the only long-acting oral solid codeine combination product; Adams' position as the only dedicated sales force to actively promote in the market category; acceptance of the combination codeine prescription product by managed care; Adams' plans to expand its sales force and other risk factors set forth under Item 1A. Risk Factors in Adams' Annual Report on Form 10-K for the fiscal year ended June 30, 2006 and under Item 1A. Risk Factors in Adams' Quarterly Report on Form 10-Q for the period ended December 31, 2006. Except to the extent required by applicable securities laws, Adams is not under any obligation to (and expressly disclaims any such obligation to) update its forward-looking statements, whether as a result of new information, future events, or otherwise. All statements contained in this presentation are made only as of the date of this presentation. A, Adams, A Adams Respiratory Therapeutics, Adams Respiratory Therapeutics, Delsym, Mucinex Full Force, Humibid, Junior Mucus, Mucinex Moisture Smart, Mini- Melts, Mucinex, Mucinex IN...Mucus OUT, Mr. Mucus, Mrs. Mucus, Nothing Lasts Longer, Opening New Pathways for Respiratory Relief, Turn Off the Cough, and the Junior Mucus, Mr. Mucus and Mrs. Mucus characters are Adams' trademarks and have been registered in the U.S. Patent and Trademark Office or are the subject of pending U.S. trademark applications. The marks may also be the subject of foreign trademark registrations and/or trademark applications. Each of the other trademarks, trade names or service marks appearing in this presentation belongs to its respective holder.

First New Codeine Cough Combination Rx In 15 years For example purposes only.

Current Market Value = $255 MM $255MM Narcotic Cough Market Market Potential Source: IMS NPA TRx MAT 1/07 *Parity price with branded molecule = Guaifenesin + Codeine 19% Promethazine + Codeine 23% All other Codeine Combos 3% Hydrocodone Combos 55%

$1.6Bn Market Potential = $1.6 Bn @ *$70/Rx Narcotic Cough Market Market Potential Source: IMS NPA TRx MAT 1/07 *Parity price with branded molecule = Guaifenesin + Codeine 19% Promethazine + Codeine 23% All other Codeine Combos 3% Hydrocodone Combos 55%

Guaifenesin + 19% All other Codeine Combos 3% 55% Codeine Cough Market Source: IMS NPA TRx MAT 1/07 Codeine Promethazine + Codeine 23% Hydrocodone Combos

Codeine Cough Market
10.3 MM TRx's



Guaifenesin + Codeine
19%
Promethazine + Codeine
23%
All other Codeine Combos
3%



Codeine Market = 10.3 MM TRx's
Guaifenesin + Codeine
4,310,557
Promethazine + Codeine
5,795,735
All other Codeine Combos
179,250

Source: IMS NPA TRx MAT 1/07

ADAMS RESPIRATORY THERAPEUTICS™

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Codeine Cough Market
10.3 MM TRx's

Codeine Market = 10.3 MM TRx's


Guaifenesin + Codeine
4,310,557
Promethazine + Codeine
5,795,735
All other Codeine Combos
179,250



Source: IMS NPA TRx MAT 1/07

ADAMS RESPIRATORY THERAPEUTICS™

8

Guaifenesin + Codeine 4,310,557 Promethazine + Codeine 5,795,735 All other Codeine Combos 179,250 Codeine Market = 10.3 MM TRx's Codeine Cough Market 10.3 MM TRx's Source: IMS NPA TRx MAT 1/07 *Parity price with branded molecule (Tussionex(r)) = $721MM Market Potential @ *$70/Rx Primarily short-acting generics Primarily liquids

Codeine Market Seasonality 49% of Annual volume (Dec-March) Source: IMS NPA TRx MAT 1/07

0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 10,000 Family Medicine Internal Medicine Family Practice Nurse Practitioner Physician Assistant Pediatrics Emergency Medicine General Practice All Other Source: IMS Prescriber Profiler; Deciles 10-4, 1/07 Codeine Market Driven by PCP's

Managed Markets Managed care influence on Rx writing and dispensing continues to grow continues to grow continues to grow Source: IMS Medicare Weekly Update, June 2006 Generics reside in Tier I with minimal or no associated Co-pay Branded Molecules typically reside in Tier II/III with higher Co-pay

Physician Market Research Ideal Rx Cough Product Source: Chestnut Partnership Physician IDI's; Feb. '07 I wonder what MD's want? Ideal Product Attributes QD or BID Dosing; Unlike current TID to QID dosing regimens Fast Acting; Rapid suppression of cough, enabling patients to sleep throughout the night Helps patients sleep all night without a "hangover" Unlike current TID to QID dosing regimens Multiple dose options to fit different patient types Adolescents, adults, senior citizens Heavier vs. thinner patients Sugar free for diabetics

Physician Market Research Trusted agents in Cough Treatment Guaifenesin Prescribers accept guaifenesin as critical and necessary "It's in most if not everything" "It works" High level awareness of 600 mg tablets Many desired a 1200 mg BID for a total of 2400 mg Codeine Combos are considered most effective; However precautions are taken into consideration Addictive properties Dose-dependent GI upset side effects (codeine) Individual patient variability in response/sensitivity Codeine Source: Chestnut Partnership Physician IDI's; Feb. '07

Unique Rx Product Profile Primary Indication(s) Loosens mucus and thins bronchial secretions Makes cough more productive Controls cough Helps patients sleep Formulation(s) Unique immediate/extended release bi-layer tablets - 1200mg guaifenesin/60mg codeine - 600mg guaifenesin/30mg codeine *Target Product Profile *Subject to FDA agreement and approval

Unique Features and Benefits Two titration options Patient convenience and compliance advantage B.I.D. dosing schedule Currently available agents T.I.D. or Q.I.D. Only long-acting oral solid codeine combination Proven safety and well tolerated No anti-cholinergic effects

B.I.D. Dosing - 12 hour control Tablet vs. syrup Mucinex brand equity Guaifenesin and codeine levels No promotional activity from competition Adams dedicated sales force No generic equivalent Price flexibility; no true reference Starter samples Potential Drivers Generic market ($8-10/Rx) Managed care acceptance will take time to develop given generic market Physicians have years of habit writing by ingredients 50% of the market requires educating regarding benefits of guaifenesin vs. promethazine Potential Challenges Establishing Mucinex with CODEINE Potential Drivers and Potential Challenges

Positioning 12 Hour Control with One Tablet.... Market Insight Functional & Emotional Benefit Reasons to Believe Currently available agents require multiple doses of messy, short-acting cough liquids, which is disruptive to patients Suppresses the urge to cough for 12 hours with just one tablet , helping patients enjoy the day or sleep all night Controls coughing for a full 12 hours with a single dose Convenient solid tablet form Effectiveness of Mucinex combined with the power of codeine Thins & loosens mucus to make coughs more productive Bi-layer technology delivers immediate and extended-release 2 strengths for dosing flexibility; 600/30mg & 1200/60mg

Syrups vs. Tablets Convenience and Accuracy OR Convenient long-lasting tablets Two 1200mg tablets** Messy cough liquids *12 teaspoons No messy syrups or short-acting formulations No sleep interruptions due to nighttime dosing Less concern about dosing accuracy Flexible dosing (600mg or 1200mg) to maintain therapeutic effectiveness for 12 hours Based on recommended doses cited in the 2006 Physicians ' Desk Reference * Maximum daily dose: 2-tsp every 6 hours; 12- teaspoons/day ** Maximum daily dose: 1- 1200mg tablets B.I.D.

Promotional Activity
Adams Plans to Dominate Share of Voice

Product	TRx (MAT 1/07)	Physician Contacts (MAT 12/06)
PROMETHAZINE/CD	4,576,545	0!
PROMETHAZINE VC/CD	732,036	
PHENERGAN SYR W/CO	695	
PHENERGAN SYR VC/C	264	
GUAI/CD	2,049,103	
CHERATUSSIN AC	1,920,786	
IOPHEN-C NR	195,082	
GUAITUSS AC	64,927	0



Source: IMS NPA, IPS March '07

ADAMS RESPIRATORY THERAPEUTICS™

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"Starter Sample" Increase product awareness Early trial adoption Provides added value to physician visit Increases likelihood of prescription (Rx) fulfillment Serves as brand reminder Expedites penetration with "no see MDs" Market No competitive sampling Acute condition Patient demands immediate relief Minimal brand experience Flexible dosing options 600mg & 1200mg No generic substitution Promotional Activity Sampling Strategy

"Starter Sample" Increase product awareness Early trial adoption Provides added value to physician visit Increases likelihood of prescription (Rx) fulfillment Serves as brand reminder Expedites penetration with "no see MDs" Promotional Activity Sampling Strategy For example purposes only.

Codeine Cough Market 10.3 MM TRx's Source: IMS NPA TRx MAT 1/07 = $721MM What is the potential value of market penetration? Codeine Market = 10.3 MM TRx's Promethazine + Codeine 5,795,735 All other Codeine Combos 179,250 Guaifenesin + Codeine 4,310,557

Codeine Potential $9-11 MM $48-55 MM $100-120 MM $160-190 MM $240-280 MM 1-2% 5-6% 10-12% 14-18% 20-23% Launch years will require aggressive promotion to break prescriber habits Managed care acceptance will be critical to ensure seamless reimbursement MCO goal: 70% tier II/III coverage in first full year Note: Percentages represent TRxs For example purposes only and not intended to forecast future results or expectations of future performance.

Launch Strategy Considerations 2006 2007 Dec 2006 NDA Submission March 2007 NDA Submission Accepted by FDA Oct 2007 FDA PDUFA 2008 Earliest *LAUNCH Possible *Pending FDA Approval DDMAC Review 2009 2008: Set the table Physician targeting Managed care coverage 2009: Fully optimized launch

Summary Adams' entry into Rx market represents an attractive business opportunity Significant unrealized potential Adams has the experience and know-how to win within this category Mucinex track record of success No innovation or therapeutic advance in recent years Adams would potentially have the ONLY extended-release tablet on the market Potential to garner 100% share of voice (SOV) Brand name recognition sets stage for early adoption Only dedicated respiratory field force actively promoting in category

Sales Force Structure Tim Miller Vice President, Sales Operations & Training

Current Sales Force 125 reps in 12 regions 50 rep expansion - December, 2004 25 rep expansion - July, 2006 Call Capacity 213,000 prescriber calls (1,700 calls/rep/year) 110,000 pharmacy calls Coverage of all major metropolitan areas in US and Puerto Rico

Mucinex with Codeine FY'08 Sales Force Strategy Dominate Share of Voice in codeine category Dedicated Adams sales force of 125 representatives Focus on high decile writers in new codeine combo markets Decile 10 - 7 or 40% of market volume Carry Mucinex & Delsym OTC brand message to these new prescribers Call emphasis Mucinex with Codeine - 1st position Mucinex & Delsym OTC brands - 2nd/3rd positions Continue to support Mucinex pediatric products with important pediatric prescribers

Codeine Combo Market - Decile View Source: IMS Prescriber Profiler, Feb '07 Decile Rx Mean Cumulative # of Docs 10 836 1,095 9 379 3,505 8 250 7,179 7 178 12,316 6 131 19,308 5 97 28,654 4 69 41,682 3 46 61,741 2 25 96,826 1 4 294,517

Codeine Combo Market - Decile View Source: IMS Prescriber Profiler, Feb '07 Decile Rx Mean Cumulative # of Docs 10 836 1,095 9 379 3,505 8 250 7,179 7 178 12,316 6 131 19,308 5 97 28,654 4 69 41,682 3 46 61,741 2 25 96,826 1 4 294,517 Covering 40% of Codeine Scripts

Physician Audience - New Targets ~ 18,000 prescribers 12,000 Primary Care - Internists - Specialists Best codeine targets 80% of overall call effort Frequency of 14+ times/year 6,000 Pediatricians 20% of overall call effort Continued support of Adams' children's products Frequency of 7 times/year

Future Considerations Potentially expand sales force to cover additional prescribers in lower deciles Pulse promotion to lower decile prescribers during season (Dec-March)

Take Home Messages Mucinex with CODEINE represents an attractive entry into Rx market Cough market is ready for a branded molecule Adams knows how to win in the cough market